Exhibit 10.4

                                                        $10,000,000 Advance Note
                                                                November 3, 2003

                          THIRD MODIFICATION AGREEMENT
                          ----------------------------

This Third Modification Agreement ("Third Modification Agreement") is effective as of March 24, 2006. The parties to the Third Modification Agreement are
Natural Gas Services Group, Inc. ("Borrower") and Western National Bank ("Lender").

                                    RECITALS

On November 3, 2003, Borrower executed and delivered to Lender that certain Advancing Line of Credit Promissory Note in the original principal sum of $10,000,000.00, bearing interest at the rate stated therein, with a stated final maturity date of November 15, 2009, as modified in Modification Agreement dated December 15, 2004, and further modified in Second Modification Agreement dated May 1, 2005 (the "Note"). The Note was made pursuant to that certain Second Amended and Restated Loan Agreement dated November 3, 2003, as amended and restated in that certain Third Amended and Restated Loan Agreement dated January 3, 2005, and further amended and restated in that certain Fourth Amended and Restated Loan Agreement dated March 14, 2005, as modified in that certain First Modification to Fourth Amended and Restated Loan Agreement dated May 1, 2005; and further amended and restated in that certain Fifth Amended and Restated Loan Agreement dated September 26, 2005; and further amended and restated in that certain Sixth Amended and Restated Loan Agreement dated January 3, 2006 (the "Loan Agreement"). All liens, security interests and assignments securing the Note are collectively called the "Liens". Terms defined in the Note or the Loan Agreement and not otherwise defined herein shall have the same meanings here as in those documents.

Borrower now proposes to pay down a portion of the outstanding principal amount of the Note. In this regard, Borrower and Lender have agreed to enter into this Third Modification Agreement (i) to modify the interest provisions of the Note to provide for an decrease in the interest rate of one-half of one percent (.0.5%) and to eliminate the interest floor; (ii) to modify the amount of the monthly principal payments; and (iii) to ratify the Liens.

                                    AGREEMENT

1. Modification of Interest Provision of the Note. In lieu of the following provision which was contained in the Note:

         "...at a rate per annum which shall from day to day be equal to the lesser of (a) a rate per annum (the "Established Rate") equal to the greater of (i) one-half percent (0.5%) over the Prime Rate in effect from day to day, or (ii) five and one-quarter percent (5.25%), or (b) the Highest Lawful Rate, in each case calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days." such provision of the Note is changed to read in its entirety as follows:




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         "...at a rate per  annum  which  shall  from day to day be equal to the lesser of (a) a rate per annum (the "Established Rate") equal to the Prime Rate in effect from day to day, or (b) the Highest Lawful Rate, in each case calculated on the basis of actual days elapsed, but computed as if each calendar year consisted of 360 days."

2. Modification of Payment Provisions of the Note. In lieu of the following provision which was contained in the fourth (4th) paragraph of the Note:

         "The principal of this Note shall be due and payable as follows:

         (a) with respect to the principal balance outstanding under this Note on December 15, 2004, in fifty-nine (59) consecutive monthly installments of $166,666.67, with the first (1st) such installment being due and payable on December 5, 2004 and a like installment being due and payable on the 15th day of each succeeding month to and including October 15, 2009; plus

         (b) 1/60th of the sum of all advances made by Lender under this note after December 15, 2004 and prior to March 31, 2005 and a like installment being due and payable on the 15th day of each succeeding month to and including October 15, 2009; plus

         (c) 1/60th of the sum of all advances made by Lender under this note after April 1, 2005 and prior to June 30, 2005, and a like installment being due and payable on the 15th day of each succeeding month to and including October 15, 2009; plus

         (d) 1/60th of the sum of all advances made by Lender under this note after July 1, 2005 and prior to September 30, 2005 and a like installment being due and payable on the 15th day of each succeeding month to and including October 15, 2009; plus

         (e) 1/60th of the sum of all advances made by Lender under this note after October 1, 2005 and prior to December 15, 2005 and a like installment being due and payable on the 15th day of each succeeding month to and including October 15, 2009; plus

         (f) one final installment in an amount equal to all remaining unpaid principal and accrued and unpaid interest on the Note shall be due and payable on November 15, 2009.

Interest, computed on the unpaid balance of the Note, shall be due and payable monthly as it accrues, on the same dates as, but in addition to each installment of principal." such provision of the Note is changed to read as follows:



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

         "The principal of this Note shall be due and payable in (a) forty-four consecutive monthly installments of $57,037.00, with the first such installment being due and payable on April 15, 2006, and a like installment being due and payable on the fifteenth (15th ) day of each succeeding month to and including October 15, 2009; and (b) one final installment in an amount equal to all remaining unpaid principal and accrued and unpaid interest on this Note shall be due and payable on November 15, 2009. Interest, computed on the unpaid balance of this Note, shall be due and payable monthly as it accrues, on the same dates as, but in addition to each installment of principal."

3. Ratification of Liens. Borrower and Lender further agree that all Liens securing the Note shall continue and carry forward until the Note and all indebtedness evidenced thereby is paid in full. Borrower further agrees that such Liens are hereby ratified and affirmed as valid and subsisting against the collateral described therein, and that this Third Modification Agreement shall in no manner vitiate, affect or impair the Note or the Liens (except as expressly modified in this Third Modification Agreement) and that such Liens shall not in any manner be waived, released, altered or modified.

4. Miscellaneous.

         (a) As modified hereby, the provisions of the Note and the Liens shall continue in full force and effect, and Borrower acknowledges and affirms its liability to Lender thereunder. In the event of an inconsistency between this Third
                  Modification Agreement and the terms of the Note or of the Liens, this Third Modification Agreement shall govern.

         (b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Third Modification Agreement.

         (c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Note and the Liens and shall allow Lender to exercise any or all of its remedies set forth in such Note and Liens or at law or in equity.

         (d) Lender does not, by its execution of this Third Modification Agreement, waive any rights it may have against any person not a party hereto.

         (e) All terms, provisions, covenants, agreements, and conditions of the Note and the Liens are unchanged, except as provided herein. Borrower agrees that this Third Modification Agreement and all of the covenants and agreements contained herein shall be binding upon Borrower and shall inure to the benefit of Lender and each of their respective heirs, executors, legal representatives, successors, and permitted assigns. THIS THIRD MODIFICATION AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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                                    Borrower:
                                    ---------

                                    Natural Gas Services Group, Inc.

                                    By: /s/ Stephen C. Taylor
                                       -----------------------------------------
                                       Stephen C. Taylor, President

                                    Lender:
                                    -------

                                    Western National Bank

                                    By: /s/ Scott A. Lovett
                                       -----------------------------------------
                                       Scott A. Lovett, Executive Vice President


STATE OF TEXAS             ss.
                           ss.
COUNTY OF MIDLAND          ss.

         This instrument was acknowledged before me on March 31, 2006, by Stephen C. Taylor, President of Natural Gas Services Group, Inc., a Colorado corporation, on behalf of said corporation.



                                       -----------------------------------------
                                       Notary Public, State of Texas


STATE OF TEXAS             ss.
                           ss.
COUNTY OF MIDLAND          ss.

         This instrument was acknowledged  before me on March 31, 2006, by Scott
A. Lovett, Executive Vice President of Western National Bank, a national banking association, on behalf of said association.



                                       -----------------------------------------
                                       Notary Public, State of Texas







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